Exhibit 24

RESOLUTION

WHEREAS, The Kroger Co. Savings Plan was previously adopted by the Board of Directors of this Company on November 30, 1984, (the “Plan”); and

WHEREAS, the Company desires to register up to 10,000,000 additional shares of common stock and an indeterminate amount of plan interests associated therewith under the Plan; now, therefore,

RESOLVED, That the officers of the Company be, and they hereby are, authorized to execute a Registration Statement for the Plan on behalf of the Company on Form S-8 (the “Registration Statement”), for the purpose of registering up to 10,000,000 additional shares, and accompanying plan interests under the Plan and to file the same with the Securities and Exchange Commission in the form the officers executing the same approve, the approval of any such officer to be conclusively evidenced by execution and delivery thereof; and further

RESOLVED, That the officers of the Company be, and they hereby are, authorized from time to time to execute in the name and on behalf of the Company, such further amendment or amendments to the Registration Statement, as they shall deem desirable, including amendments to increase the number of shares and accompanying plan interests, to procure all other necessary signatures thereto and to file such amendment or amendments, when so signed, with the Securities and Exchange Commission; and further

RESOLVED, That Paul Heldman and Bruce M. Gack, or either one of them, be, and they hereby are, made, constituted and appointed the true and lawful attorneys-in-fact, with authority to sign and execute on behalf of The Kroger Co., and on behalf of the directors and officers thereof in their official capacities, a Registration Statement and any and all amendments thereto, which they in their discretion deem necessary or advisable to be filed with the Securities and Exchange Commission; and further

RESOLVED, That Paul Heldman, Executive Vice President, Secretary and General Counsel of this Company, whose address is 1014 Vine Street, Cincinnati, Ohio, be and he hereby is designated as the Agent for Service to be named in the Registration Statements, and authorized to receive notices and communications, with respect to the registration under the Securities Act of 1933, as amended, of the proposed issues of the aforesaid shares of Common Stock and the plan interests with all powers consequent upon such designation under the rules and regulations of the Securities and Exchange Commission; and further

RESOLVED, That the officers of the Company be, and they hereby are, authorized to list the shares of Common Stock subject to the Plan with the New York Stock Exchange and to take any and all actions, and prepare, execute, and file any and all applications, documents, reports, exhibits, agreements, and other papers, including an indemnity agreement relating to the use of facsimile signatures in the execution of the aforesaid shares of Common Stock, necessary, incidental or convenient to effectuate such listing; and further

RESOLVED, That the officers of the Company be, and they hereby are, authorized and directed, in the name and on behalf of the Company, to take any and all action which they deem necessary or advisable to register or qualify the aforesaid shares of Common Stock for issue, offer, sale or trade under the Blue Sky or securities laws of any State of the United States or Province of Canada and in

connection therewith to sign, execute, acknowledge, verify, deliver, file and publish all such applications, issuer’s covenants, consents to service of process, resolutions and other papers and documents as may be required under such laws, and to take any and all further action which they deem necessary or advisable in order to maintain such registration or qualification of such shares of Common Stock for as long as they may deem necessary or as required by law; and further

RESOLVED, That the officers of the Company be, and they hereby are, authorized and directed in the name and on behalf of the Company to do or cause to be done all such further acts and things, to prepare, execute and deliver and, where necessary or appropriate, file with the appropriate governmental authorities, all such certificates, contracts, agreements, registration statements, documents, applications, instruments, or other papers, as in their judgment, or in the judgment of any of them shall be necessary or appropriate to carry out, comply with and effectuate the purposes and intents of the foregoing resolutions and the various transactions contemplated thereby, including such changes to or restatements of the prospectus for the Plan as may be necessary or desirable in the judgment of the officers, upon advice of counsel.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand, as of the 28th day of March 2008.

/s/ David B. Dillon
David B. Dillon
Chief Executive Officer and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of March 2008.

/s/ J. Michael Schlotman
J. Michael Schlotman
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent for her and on her behalf and in her name, place and stead, to sign, execute and affix her seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand, as of the 28th day of March 2008.

/s/ M. Elizabeth Van Oflen
M. Elizabeth Van Oflen
Vice President, Controller and
Principal Accounting Officer

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand as of the 28th day of March 2008.

/s/ Reuben V. Anderson
Reuben V. Anderson

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand as of the 28th day of March 2008.

/s/ Robert D. Beyer
Robert D. Beyer

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand as of the 28th day of March 2008.

/s/ John L. Clendenin
John L. Clendenin

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent for her and on her behalf and in her name, place and stead, to sign, execute and affix her seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set her hand as of the 28th day of March 2008.

/s/ Susan J. Kropf
Susan J. Kropf

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand as of the 28th day of March 2008.

/s/ John T. LaMacchia
John T. LaMacchia

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand as of the 28th day of March 2008.

/s/ David B. Lewis
David B. Lewis

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand as of the 28th day of March 2008.

/s/ Don W. McGeorge
Don W. McGeorge

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand as of the 28th day of March 2008.

/s/ W. Rodney McMullen
W. Rodney McMullen

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand as of the 28th day of March 2008.

/s/ Jorge P. Montoya
Jorge P. Montoya

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand as of the 28th day of March 2008.

/s/ Clyde R. Moore
Clyde R. Moore

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent for her and on her behalf and in her name, place and stead, to sign, execute and affix her seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set her hand as of the 28th day of March 2008.

/s/ Katherine D. Ortega
Katherine D. Ortega

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent for her and on her behalf and in her name, place and stead, to sign, execute and affix her seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set her hand as of the 28th day of March 2008.

/s/ Susan M. Phillips
Susan M. Phillips

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand as of the 28th day of March 2008.

/s/ Steven R. Rogel
Steven R. Rogel

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand as of the 28th day of March 2008.

/s/ James A. Runde
James A. Runde

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand as of the 28th day of March 2008.

/s/ Ronald L. Sargent
Ronald L. Sargent

POWER OF ATTORNEY

                                        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of The Kroger Co. (the “Company”) hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) any of the documents referred to below relating to the registration under the Securities Act of 1933, as amended, on Form S-8 or other appropriate form of such number of shares of Common Stock of the Company as the Company may determine to include in the registration statement or any amendment thereto, and an indeterminate number of plan interests associated therewith, with respect to the selling of any such stock to employees of the Company or its subsidiaries pursuant to The Kroger Co. Savings Plan: (a) a registration statement under the Securities Act of 1933, as amended, with all exhibits and any and all documents required to be filed with respect thereto; and (b) any and all amendments thereto that may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

                                        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand as of the 28th day of March 2008.

/s/ Bobby S. Shackouls
Bobby S. Shackouls